UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 15, 2019

GANNETT CO., INC.

(Exact name of registrant as specified in charter)

Delaware	1-36874	47-2390983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7950 Jones Branch Drive, McLean, Virginia, 22107-0910

(Address of principal executive offices, including zip code)

(703) 854-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In light of Robert J. Dickey’s plan announced on December 5, 2018 to retire as President and Chief Executive Officer of Gannett Co., Inc. (the “Company”), in December the Executive Compensation Committee of the Board commenced an evaluation of appropriate retention arrangements with members of the Company’s senior executive team to secure continuity of leadership during the CEO search process and the subsequent transition period. As a result of this evaluation, and in consideration of the resignation of Sharon T. Rowlands as President, USA TODAY NETWORK Marketing Solutions announced on January 7, 2019, the Committee authorized the Company to enter into employment retention agreements with certain executives, which became effective on January 15, 2019. The executives participating in the retention arrangement include, among others, Alison K. Engel, Senior Vice President, Chief Financial Officer and Treasurer, and Barbara W. Wall, Senior Vice President and Chief Legal Officer.

Under the employment retention agreements, each executive generally will be entitled to receive a cash bonus if the executive remains employed and in good standing with the Company through April 1, 2020. In addition, the employment retention agreements provide that the applicable executive will receive the cash retention bonus if he or she is involuntarily terminated without cause, becomes permanently disabled or dies prior to April 1, 2020, and a prorated portion of the bonus if he or she voluntarily retires during the retention period. No payout will be made if the executive is terminated for cause.

The foregoing description is qualified in its entirety by the employment retention agreements, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Employment Retention Agreement, dated as of January 15, 2019, by and between Gannett Co., Inc. and Alison K. Engel.

10.2	Employment Retention Agreement, dated as of January 15, 2019, by and between Gannett Co., Inc. and Barbara W. Wall.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gannett Co., Inc

Date: January 18, 2019	By: /s/ Barbara W. Wall
Barbara W. Wall
Senior Vice President and Chief Legal Officer